Exhibit 99.1

Prologis Stockholders and Duke Realty Shareholders Approve Merger

SAN FRANCISCO and INDIANAPOLIS, September 28, 2022 — Prologis, Inc. (NYSE: PLD) (“Prologis”) and Duke Realty Corporation (NYSE: DRE) (“Duke Realty”) today announced that Prologis stockholders and Duke Realty shareholders have voted, separately, to approve the proposed merger at their respective special meetings held virtually today, September 28, 2022.

According to the results of the Prologis Special Meeting of Stockholders, more than 99 percent of votes cast at the meeting – approximately 87 percent of the outstanding shares of Prologis common stock as of the record date – were voted in favor of the issuance of Prologis common stock in connection with the merger. The final voting results of the Prologis Special Meeting will be filed as part of a Form 8-K with the U.S. Securities and Exchange Commission.

According to the results of the Duke Realty Special Meeting of Shareholders, more than 99 percent of votes cast at the meeting – approximately 85 percent of the outstanding shares of Duke Realty common stock as of the record date – were voted in favor of approving the merger agreement and the transactions contemplated thereby, including the merger. The final voting results of the Duke Realty Special Meeting will be filed as part of a Form 8-K with the U.S. Securities and Exchange Commission.

Upon consummation of the merger, Duke Realty shareholders will receive 0.475 of a newly-issued share of Prologis common stock for each share of Duke Realty common stock they own immediately prior to the effective time of the merger. The transaction is expected to close in early October subject to the satisfaction or waiver of customary closing conditions.

ADVISORS

Goldman Sachs Group, Inc. and Citigroup are serving as financial advisors and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Prologis. Morgan Stanley & Co. LLC is serving as the lead financial advisor and Hogan Lovells US LLP is serving as legal advisor to Duke Realty. J.P. Morgan Securities LLC and Alston & Bird LLP are also serving as financial and legal advisors, respectively, to Duke Realty.

ABOUT PROLOGIS

Prologis, Inc. is the global leader in logistics real estate with a focus on high-barrier, high-growth markets. As of June 30, 2022, the company owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 1.0 billion square feet (95 million square meters) in 19 countries. Prologis leases modern logistics facilities to a diverse base of approximately 5,800 customers principally across two major categories: business-to-business and retail/online fulfillment.

ABOUT DUKE REALTY

Duke Realty Corporation owns and operates approximately 167.3 million rentable square feet of industrial assets in 19 major logistics markets.

FORWARD-LOOKING STATEMENTS

The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Duke Realty operate as well as beliefs and assumptions of Prologis and Duke Realty. Such statements involve uncertainties that could significantly impact Prologis’ or Duke Realty’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or Duke Realty expects or anticipates will occur in the future — including statements relating to the proposed transaction between Prologis and Duke Realty, rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis or Duke Realty operate, Prologis’ and Duke Realty’s respective debt, capital structure and financial position, Prologis’ and Duke Realty’s respective ability to earn revenues from co-investment ventures, form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis and Duke Realty believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Prologis nor Duke Realty can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and Duke Realty’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to the satisfaction of closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Prologis and Duke Realty management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Duke Realty’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Prologis and Duke Realty to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Prologis common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets, interest rates and foreign currency exchange rates; (xiv) increased or unanticipated competition for Prologis’ or Duke Realty’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Prologis and Duke Realty maintain and their credit ratings; (xviii) risks related to Prologis’ and Duke Realty’s investments in co-investment ventures, including Prologis’ and Duke Realty’s ability to establish new co-investment ventures; (xix) risks of doing business internationally, including currency risks; (xx) environmental uncertainties, including risks of natural disasters; (xxi) risks related to the coronavirus pandemic; and (xxii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and Duke Realty’s respective Annual Reports on Form 10-K for the year ended December 31, 2021. Neither Prologis nor Duke Realty undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

CONTACTS

Investors: Jill Sawyer, +1 (415) 733-9526, jsawyer@prologis.com, San Francisco

Media: Jennifer Nelson, +1 (415) 733-9409, jnelson2@prologis.com, San Francisco

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